UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 30, 2008
Date of Report (Date of earliest event reported)

COMMVAULT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction Of incorporation)	1-33026 (Commission File Number)	22-3447504 (IRS Employer Identification Number)
2 Crescent Place
Oceanport, New Jersey
07757
(Address of principal executive offices)
(Zip Code)
(732) 870-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On January 30, 2008, the Board of Directors of CommVault Systems, Inc. (the “Company”) appointed Alan G. Bunte as a director, effective as of January 30, 2008. Mr. Bunte has served as the Company’s Executive Vice President and Chief Operating Officer since October 2003 and served as the Company’s senior vice president from December 1999 until October 2003. Additional information regarding Mr. Bunte was included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 25, 2007. A detailed description of the terms of the Employment Agreement and Change of Control Agreement with Mr. Bunte was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 23, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMVAULT SYSTEMS, INC.
Dated: February 5, 2008	/s/ Louis F. Miceli
Louis F. Miceli
Vice President, Chief Financial Officer